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                                                                    EXHIBIT 23.1


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated March 27, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-90028) and related Prospectus of Carmike Cinemas, Inc. for the registration of 3,750,000 shares of its common stock.

                                                  /s/ Ernst & Young LLP


Atlanta, Georgia
July 16, 2002